EXHIBIT 32.2

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Skynet Telematics, Inc. (the "Company") on Form 10-KSB, for the fiscal year December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Dingley, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Mark Dingley
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    Mark Dingley
    Chief Financial Officer

May 18, 2007
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